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AGILE SOFTWARE CORPORATION

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AGILE SOFTWARE CORPORATION

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© COPYRIGHT 2007 AGILE SOFTWARE CORPORATION. COMPANY CONFIDENTIAL. Oracle and Agile Acquisition Announcement Combination to Deliver Best-in-Class, Integrated, Enterprise PLM May 15, 2007

COPYRIGHT © 2007  AGILE SOFTWARE CORPORATION. COMPANY CONFIDENTIAL
2 2
In  connection  with the proposed  transaction,  Agile intends to file a proxy  statement and Agile and Oracle intend to file other  relevant materials with the SEC.  Before  making any  voting  decision  with respect to the proposed  transaction,  stockholders  of  Agile are urged  to  read  the  proxy statement and other relevant materials filed with the SEC and provided to you or otherwise publicly disclosed when they become available because  they will  contain  important information  about the proposed transaction. The proxy statement and any other  documents filed by Agile or Oracle with the SEC may be obtained free of charge at the SEC's  website at  www.sec.gov.  In  addition, stockholders  of Agile may obtain  free copies of the documents  filed with the SEC by contacting Agile's Investor  Relations  at  6373 San Ignacio Avenue, San
Jose, California Telephone:  408-284-4000.  You may also read and copy any reports,  statements and other information filed by Agile with the SEC at the SEC public  reference  room at 100 F Street,  N.E. Room 1580,
Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC's website for further information on its public reference room.
Agile and its  executive  officers  and  directors  may be  deemed to be participants in the  solicitation of proxies from Agile  stockholders in favor of the proposed transaction.  Certain executive officers and directors of Agile have interests in the transaction  that may differ from the interests of stockholders generally.  These  interests  will be described in the proxy  statement when it becomes available.
“Safe Harbor” Statement Under the 1995 Private Securities Litigation Reform Act:
This release includes forward looking statements regarding completion of the acquisition. Such forward-
looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those predicted in the forward-looking statements, and are based upon information available to Agile as of the release date. We assume no obligation to update any such statements. Factors that could cause actual results to differ include, but are not limited to, circumstances that would cause the acquisition to not be completed or its completion to be delayed.  Other risk factors and risks associated with our business are discussed in the Company’s quarterly and annual reports filed with the SEC, including its Form 10-K for its fiscal year ended April 30, 2006 and its Form 10-Q for its quarter ended January 31, 2007.
Agile, Agile Software and the Agile logo are registered trademarks of Agile Software Corporation in the U.S.
and/or other countries. All other brand or product names are trademarks and registered trademarks of their respective holders. For more information, call 408-284-4000 or visit www.agile.com.

COPYRIGHT © 2007  AGILE SOFTWARE CORPORATION. COMPANY CONFIDENTIAL
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What We Are Announcing
Oracle has agreed to acquire Agile
$8.10 a share, subject to required approvals
Transaction expected to close in July 2007
Agile is a leading provider of Product Lifecycle Management (PLM)
applications with deep industry and domain expertise
Public company (NASDAQ:  AGIL) headquartered in San Jose, CA with 800+ global employees with trailing twelve month revenues in excess of $130M (Jan ‘07)
Agile has one of the largest PLM install base of 1,250+ industry leading customers
Agile also provides the industry leading collaborative visualization solution with over 10,000 customers
Agile PLM solutions help companies drive profits, accelerate innovation, improve quality and ensure regulatory compliance
Combination of Agile and Oracle will create best-in-class, integrated,
Enterprise PLM solution
PLM is a strategic focus for Oracle and our customers
Agile solution complements Oracle leading enterprise applications & infrastructure
Establishes an open Enterprise PLM solution integrated across multiple product design systems which interacts with a wide range of enterprise applications such as
Oracle, JDE and SAP
Combination provides the most comprehensive end-to-end PLM solution that enables customers to manage the complete product lifecycle from concept and design, to production, sales and service

COPYRIGHT © 2007  AGILE SOFTWARE CORPORATION. COMPANY CONFIDENTIAL
4 4
Strategic Importance of PLM to Oracle
PLM is one of the fastest growing enterprise application segments
License spend estimated to reach $7.3 billion in 2009; 11%+ CAGR growth. By
2009, PLM is projected to be third largest segment in applications*
Product innovation is a business imperative to drive growth and differentiation
PLM is evolving into an Enterprise, cross-functional discipline across all lines of business
Effective product innovation requires management and coordination of product information, processes and decisions, across all lines of business and across the extended design and supply chain
This requires PLM to span multiple design systems and to have integrations with many enterprise applications.
The trend also means that PLM is often part of an overall enterprise decision
Oracle is in a strong position to grow Enterprise PLM
Oracle is a technology leader with best-in-class capabilities in ERP, SCM, CRM,
HCM, BI, and MDM/PIM applications, as well as industry-specific applications
PLM is a natural fit and a strong complement to Oracle’s current technology and enterprise application solutions, supporting Oracle’s strategy of providing the industry’s most comprehensive and compelling Enterprise Applications
* Source: AMR Research, 2006; CAD and Direct Material Sourcing are not part of PLM revenue

COPYRIGHT © 2007  AGILE SOFTWARE CORPORATION. COMPANY CONFIDENTIAL
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New Product New Product
Introduction Introduction
Product Product
Innovation Innovation
Order to Fulfill Order to Fulfill
Enterprise PLM Value Proposition
Common Information,
Integrated Processes,
Better Decisions
Manage enterprise product
record
Integrated PLM processes, e.g.
Capture voice of customer through
CRM
Link supply chain constraints to
design and sourcing decisions (DFX)
Better product decisions using
demand forecast, resource
constraints, plant/supply variations
Delivers Increased Value
Reduced time, cost, quality
leakage
More predictable innovation
Reduced supply chain disruption
Increased customer satisfaction
Reduced IT costs

COPYRIGHT © 2007  AGILE SOFTWARE CORPORATION. COMPANY CONFIDENTIAL
6 6
Why Agile?
Agile is a best-in-class leader in enterprise Product Lifecycle
Management
Strong, highly referenceable install base of over 1,250 global customers, many of which are leaders in their industries
Particular industry strength in electronics & high tech and industrial manufacturing, as well as emerging industries such as life sciences, CPG, and food
& beverage
Agile’s broad suite of business ready, best practice enterprise PLM applications supports integration across many leading CAD & ERP systems
Agile products and expertise increases Oracle’s competitiveness
Agile has deep domain and industry expertise that complements Oracle
Agile consistently competes and wins against SAP and CAD competitors
Agile is a strategic application in many SAP and non-Oracle accounts
Agile is the most complementary product suite for Oracle
Agile runs on Oracle, 98% of Agile’s customers are Oracle technology customers and over 40% are Oracle Applications customers
Modern, open, standard based architecture, compatible with Oracle Fusion
Middleware and Fusion Application stack
Agile is a member of Oracle PartnerNetwork (OPN)
Proven, widely deployed 3rd party integrations with Oracle, JD Edwards and SAP

Agile Product Portfolio Management
Agile Engineering Collaboration
Agile Enterprise Visualization
Agile Product Collaboration
Agile Product Cost Management
Agile Product Quality Management
Agile Product Governance & Compliance
agile
ENTERPRISE PRODUCT RECORD
PLM PLATFORM

COPYRIGHT © 2007  AGILE SOFTWARE CORPORATION. COMPANY CONFIDENTIAL
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Agile Solutions
Agile 9
Industry leading, best-in-class
enterprise PLM solution
Leader in Hi-Tech, Life
Sciences, Electronics and
Discrete Packaging
Industry best practice
solutions
Agile Advantage – Lower
TCO PLM solution for SME
(On Demand & On Premise)
Agile e6  – PLM for complex
engineering environments
Cimmetry – Industry leading
collaborative visualization
solution
Agile Prodika – End-to-end
PLM for CPG and Food &
Beverage

agile

Life Sciences
Automotive
Industrial Products
agile
Aerospace & Defense
Electronics & High Tech
Consumer Packaged Goods

CooperVision, Dräger medical, tyco Healthcare, GE Medical Systems, PHILIPS, GN ReSound, HAEMONETICS, Abbott Diabetes Care, GORE, Johnson & Johnson, Medtronic

MAGNA STEYR, INTIER, TRW, ZF, KNORR-BREMSE, ThyssenKrupp Automotive, FTE, ALPS, handtmann, metaldyne, SATURN Electronics & Engineering, Inc.

SIEMENS, ABB, EACO, ThyssenKrupp, PRECOR USA, varian semiconductor equipment, EATON, VATECH, Honeywell, HEIDENHAIN, KUKA

HARRIS, ViaSat, HARTZELL, KOLLMORGEN Electro-Optical, LOCKHEED MARTIN, BE AEROSPACE, ZODIAC, Ball

Quanta Computer, Panasonic, HITACHI, ALCATEL, Kodak, SPANSION, SIEMENS, FLEXTRONICS, SHARP, NEC, palm, acer, Micron, QUALCOMM, ELCOTEQ, DELL, FOXCONN

Albertsons, Playtex, JohnsonDiversey, BELL, McDonald's, HERBALIFE, Bayer, Heinz, NUMICO, PHILIPS sonicare

COPYRIGHT © 2007  AGILE SOFTWARE CORPORATION. COMPANY CONFIDENTIAL
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Agile Customers
Over 11,000 total customers (1,250+ PLM and 10,000+ Cimmetry)
Cisco
Apple
GSK
Philip
Morris
International
Tyson
Foods
Coca Cola

agile

Amkor Technology
BROCADE
HARRIS
dish NETWORK
EMULEX
ESCO
extreme networks
Finisar
GE Medical Systems
Harmonic
HERBALIFE.
HEWLETT PACKARD
HOLOGIC
InFocus
invitrogen
KYOCERA
LINKSYS A Division of Cisco Systems, Inc.
Logitech
NATIONAL INSTRUMENTS
QLOGIC
QUALCOMM
Quantum
SANMINA-SCI
SonoSite
VENTANA
ViaSat
WYSE

Bayer
BELL
ConAgra Foods
CONEXANT
FOXCONN
Heinz
HITACHI
INTERMATIC
IFF
Jabil CIRCUIT
JohnsonDiversey
LSI LOGIC
Lucent Technologies
Micron
Panasonic
PHILIPS
Playtex
SIEMENS
symbol
tellabs
ZF

COPYRIGHT © 2007  AGILE SOFTWARE CORPORATION. COMPANY CONFIDENTIAL
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Open Enterprise PLM Leader
Sample Agile/Oracle Applications
Customers
Sample Agile/SAP Applications
Customers
Cisco
Apple
Philip Morris
International
Tyson
Foods
Coca Cola

COPYRIGHT © 2007  AGILE SOFTWARE CORPORATION. COMPANY CONFIDENTIAL
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“Agile provides us
with the
advanced
engineering and
collaboration
features that will
ensure we
continue to be at
the forefront of
wireless
technology.”
Norm Fjeldheim
Sr. Vice President
and Chief
Information Officer
QUALCOMM
Joint Customer Example
• Global deployment of Oracle 11i E-Business Suite
including Advance Planning and Supply Chain
products, Siebel CRM and PeopleSoft HCM
Oracle
Solution:
• Ensured regulatory compliance with secure product
data and enhanced history tracking
• Reduced cycle time from days to minutes for data
iterations with contract manufacturers
• Saved money and time by eliminating suspect data,
failures, and errors with one true source for all
product information
• Provided global, 24/7 accessibility to product
information
Business
Results:
• Deployed Agile PLM to over 6,500 external and
internal users in all 6 business units worldwide
Agile
Solution:
• Slow product development due to scattered product
information across global manufacturing sites
• High costs of data integration failures & errors
• Lack of user-specific secure, regulated, global access
to data
Business
Challenge:

COPYRIGHT © 2007  AGILE SOFTWARE CORPORATION. COMPANY CONFIDENTIAL
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“We've leveraged Agile's
key strengths of being
rapidly deployable,
adaptable for
configuration to our
changing needs, and
friendly to use across
multiple business units.
Many of our internal
users have come to
depend heavily upon
Agile.We continue to
find more opportunities
to utilize Agile  to
deliver new capabilities
which will further the
utilization of product
data to deliver bottom
line business value.”
Bill Miller
VP-Information services
and CIO
Harris
Joint Customer Example
• Global deployment of Peoplesoft ERP and Supply
Chain Management along with Siebel CRM
Oracle
Solution:
• Robust central repository of product data across the
enterprise
• Facilitated secure and real time collaboration across
global product design, manufacturing, and partners
• Engineering change cycle time reduced by 66%
• Ensured compliance to regulations automatically -
export control efficiencies
Business
Results:
• Broadest deployment of end-to-end Agile PLM
modules globally - throughout all divisions & HQ
Agile
Solution:
• Delays in time to market due to lack of data,
collaboration and process between manufacturing &
purchasing
• Low visibility into quality, cost & availability in
supply chain
• Inability to track hazardous content in finished
products
Business
Challenge:

COPYRIGHT © 2007  AGILE SOFTWARE CORPORATION. COMPANY CONFIDENTIAL
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Expected Customer and Partner Benefits
Agile Customers
Customers investments in Agile products will be protected as Agile becomes the  foundation for Oracle’s PLM strategy
Agile products will be available standalone and integrated with both
Oracle and non-Oracle environments
Increased R&D investment in Agile products
Access to Oracle’s global support and services organizations
Oracle Customers
Best-in-class Product Lifecycle Management applications, compatible and integrated with Oracle Applications
Access to Agile domain expertise in PLM
Customer investments in existing Oracle PLM will be supported and protected
Oracle and Agile Partners
ISVs:  broader opportunities to embed technology
SIs:  strategic partner for best and most complete PLM applications,
ERP applications, and technology
VARs:  expanded opportunities for value-added solutions

COPYRIGHT © 2007  AGILE SOFTWARE CORPORATION. COMPANY CONFIDENTIAL
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Summary: Enterprise PLM Leadership
Creates best-in-class, integrated, Enterprise PLM
Industry leading PLM solution with large referenceable install base of
1250+ customers
Oracle’s leading enterprise applications (SCM, ERP, CRM, HRC, BI,
MDM) and infrastructure (Database and Middleware)
Establishes open Enterprise PLM solution integrated across multiple design authoring systems which interacts with wide range of enterprise applications
Provide a more competitive differentiated solution
Agile is proven best-in-class solution compared to products from enterprise vendors like SAP; solutions from CAD-vendors lack an enterprise orientation
Lower TCO through solution from a single vendor who can provide technology, leading applications, domain expertise & global coverage
Built on modern standard technology foundation
Leveraging J2EE and hot-pluggable Oracle technology infrastructure
Flexible integration framework using open XML and PDX, adaptable to
Oracle’s standards-based Application Integration Architecture (AIA)
Accelerates the adoption of Enterprise PLM,
and positions Oracle as the leader in capability and vision

COPYRIGHT © 2007  AGILE SOFTWARE CORPORATION. COMPANY CONFIDENTIAL
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Next Steps
Public announcement
May 15, 2007
Communicate with all stakeholders
Press and analyst briefings:  May 15 and 16, 2007
Customer briefings: Starting on May 15, 2007
Complete transaction
Obtain shareholder and regulatory approval and satisfy other customary conditions
Expect to close in July 2007
More information can be found at:
www.Oracle.com/Agile or www.Agile.com/Oracle

© COPYRIGHT 2007 AGILE SOFTWARE CORPORATION. COMPANY CONFIDENTIAL. Oracle and Agile Acquisition Announcement Combination to Deliver Best-in-Class, Integrated, Enterprise PLM